Discontinued Operations	12 Months Ended
Dec. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
Discontinued Operations

As described below, certain operations are reported as discontinued in the Consolidated Statements of Earnings for the years ended December 31, 2014, 2013 and 2012. The revenues and earnings (losses) of the businesses included in discontinued operations for the periods presented were as follows:

Revenues	2014	2013	2012
eCas business line	$3.0	$7.3	$11.8
ClearPar	—	—	—
Healthcare Benefit Solutions Business	—	—	80.5
Participacoes operations	—	—	—
Total discontinued operations	$3.0	$7.3	$92.3

Earnings (loss) from discontinued operations net of tax:	2014	2013	2012
eCas business line	$(5.1)	$1.2	$2.1
ClearPar	—	16.7	—
Healthcare Benefit Solutions Business	—	0.1	(47.8)
Participacoes operations	(6.3)	(14.9)	(31.4)
Total discontinued operations	$(11.4)	$3.1	$(77.1)

China eCas Business Line

During the second quarter of 2014, the Company committed to a plan to sell our business operation that provides eCas core banking software solutions to small financial institutions in China because it did not align with our strategic plans. This line of business was previously included in the former ISG segment.

Healthcare Benefit Solutions Business

On June 25, 2012, we entered into a definitive agreement to sell our Healthcare Benefit Solutions Business ("Healthcare Business") because its operations did not align with our strategic plans. The all-cash transaction closed on August 15, 2012 and we received cash proceeds of $332.2 million. We recorded a pre-tax gain of $22.0 million and tax expense on the sale of $78.3 million, which resulted from the allocation of goodwill with minimal tax basis. The results of operations of the Healthcare Business were previously included in the former PSG segment.

Brazil Item Processing and Remittance Services Operations

During the third quarter of 2010, the Company decided to pursue strategic alternatives for Fidelity National Participacoes Ltda. (“Participacoes”). Participacoes' processing volume was transitioned to other vendors or back to its clients during the second quarter of 2011. Participacoes had expenses of $10.1 million, $23.1 million and $47.5 million during the years ended December 31, 2014, 2013 and 2012, respectively. As a result of the dismissal of employees related to the shut-down activities completed in 2011, the years ended December 31, 2014, 2013 and 2012 included charges of $5.1 million, $15.7 million and $39.1 million, respectively, to settle claims or increase our provision for potential labor claims. The shut-down activities involved the transfer and termination of approximately 2,600 employees. As of December 31, 2014, there are approximately 790 active labor claims. Former employees generally had up to two years from the date of termination to file labor claims, which extended through April 2013. Consequently, we have continued exposure on these active claims, which were not transferred with other assets and liabilities in the disposal. Our accrued liability for active labor claims, net of $13.8 million in court ordered deposits, is $17.6 million as of December 31, 2014. Any changes in the estimated liability related to these labor claims will be recorded as discontinued operations.

In 2004, Proservvi Empreendimentos e Servicios, Ltda., the predecessor to Fidelity National Servicos de Tratamento de Documentos e Informatica Ltda. (“Servicos”), a subsidiary of Participacoes, acquired certain assets and employees and leased certain facilities from the Transpev Group (“Transpev”) in Brazil. Transpev’s remaining assets were later acquired by Prosegur, an unrelated third party. When Transpev discontinued its operations after the asset sale to Prosegur, it had unpaid federal taxes and social contributions owing to the Brazilian tax authorities. The Brazilian tax authorities brought a claim against Transpev and beginning in 2012 brought claims against Prosegur and Servicos on the grounds that that Prosegur and Servicos were successors in interest to Transpev.

To date, the Brazilian tax authorities filed four claims against Servicos asserting potential tax liabilities of approximately $8.0 million. There are potentially 26 additional claims against Prosegur for which Servicos is named as a co-defendant or may be named, but for which Servicos has not yet been served. These additional claims amount to approximately $60.0 million making the total potential exposure for all 30 claims approximately $68.0 million. While a liability for these 30 total claims is possible, we do not believe it is probable or reasonably estimable and therefore have not reserved for any of these claims.

ClearPar

On January 1, 2010, FIS sold certain assets and liabilities constituting our ClearPar automated syndicated loan trade settlement business. Terms of the sale included an initial cash payment of $71.5 million at closing, with the potential for an additional contingent earn-out payment calculated as a function of the business' 2012 operating results. In May 2013, we recorded in discontinued operations a gain of $26.8 million ($16.7 million, net of tax) upon final determination and receipt of the earn-out payment.